EXHIBIT 10.27
CFG Voluntary Executive Deferred Compensation Plan Third Amendment

The CFG Voluntary Executive Deferred Compensation Plan Amended and Restated September 1, 2014 (the “Plan”), is hereby amended to include employees of Trinity Capital.

SCHEDULE I
EMPLOYERS EFFECTIVE MARCH 4, 2020
The following list represents the Participating Employers, based on the nomenclature and corporate organization of each such employer as of the respective dates each such employer became a Participanting Employer.
Citizens Bank of Pennsylvania
Citizens Bank, NA
Citizens Asset Finance, Inc.
CCO Investment Services, Corp.
Citizens Financial Group, Inc.
CSB Investment Corporation
Franklin American Mortgage Company
Clarfeld Financial Advisors, LLC
Bowstring Advisors
Trinity Capital

Except as amended herein, the Plan is confirmed in all other respects.

Executed this 4nd day of March 2020 by and on behalf of Citizens Financial Group, Inc. by its duly authorized officer.

Citizens Financial Group, Inc.
/s/ Sal J. Di Liberti
Name: Sal J. Di Liberti, Head of Benefits
Date: March 4, 2020